Exhibit 99.1

CECO Environmental Reports First Quarter 2022 Results

Record Orders, New Share Repurchase Authorization, and Acquisition of Compass Water

DALLAS (May 10, 2022) -- CECO Environmental Corp. (Nasdaq: CECE) ("CECO"), a leading environmentally focused, diversified industrial company whose solutions protect people, the environment, and industrial equipment, today reported its financial results for the first quarter of 2022.

Highlights for the Quarter and Recent Corporate Developments*

•
Record orders of $160.9 million, up 75 percent
•
Revenue of $92.4 million, up 29 percent
•
Net income of $2.8 million, up 133 percent; Non-GAAP net income of $5.0 million, up 61 percent
•
Adjusted EBITDA of $9.5 million, up 48 percent
•
$20 million share repurchase program authorized May 4, 2022
•
Compass Water Solutions acquired May 3, 2022, adds to industrial water offerings

*All comparisons are versus the comparable prior year period, unless otherwise stated;

Reconciliations of GAAP (reported) to non-GAAP measures are in the attached financial tables.

“We are pleased to report that our first quarter produced record orders and backlog, as well as strong double-digit growth in sales and income. Growth was broad-based across our entire portfolio, and we believe that we are well positioned for strong continued sales growth throughout the remainder of the year,” said CECO Chief Executive Officer, Todd Gleason.

First quarter operating income was $5.2 million, up 68 percent when compared to $3.1 million in the first quarter 2021. On an adjusted basis, non-GAAP operating income was $7.8 million, up 56 percent when compared to $5.0 million in the first quarter of 2021. Net income was $2.8 million in the quarter, up 133 percent compared to $1.2 million in the first quarter 2021. Non-GAAP net income was $5.0 million, up 61 percent compared to $3.1 million in the first quarter 2021. Adjusted EBITDA was $9.5 million, up 48 percent compared to $6.4 million in the first quarter 2021.

“We believe the strong start to 2022 reflects the hard work our team has done to better position CECO for sustainable growth and higher levels of profitability. Additionally, our healthy balance sheet has enabled us to authorize a $20 million share repurchase program – the largest in our company’s history, while continuing to improve our portfolio with strategic, accretive acquisitions, such as the Compass Water Solutions transaction,” Mr. Gleason concluded.

Compass Water Solutions Acquisition

On May 3, 2022, CECO acquired Compass Water Solutions, Inc. ("Compass") for a total purchase price of $12.5 million with a mix of cash and debt. Compass is a leading global supplier of membrane-based industrial water and wastewater treatment systems that help customers achieve regulatory compliance of water discharge at the lowest lifecycle cost. With this acquisition, CECO expands its addressable industrial water technology market by over $250 million, with an expected CAGR through 2025 of over 6 percent for industrial oily-water and seawater reverse osmosis applications. CECO expects the acquisition to be accretive to total company EBITDA margins, earnings per share, and free cash flows in 2022.

Full Year 2022 Outlook:

The Company introduces full year 2022 guidance of $360 to $380 million in revenue, up approximately 14 percent at the midpoint year over year. The Company anticipates $33 to $38 million of adjusted EBITDA, up approximately 40 percent at the midpoint year over year.

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Exhibit 99.1

“We expect to deliver great financial results throughout the year as our businesses execute focused growth and operating excellence initiatives. We believe the incremental benefit of well-executed and accretive acquisitions will add to our 2022 performance and strengthen our portfolio for the future,” concluded Mr. Gleason.

EARNINGS CONFERENCE CALL

A conference call is scheduled for today at 8:30 a.m. ET to discuss the first quarter financial results of 2022. The conference call may be accessed via webcast by going to the Company's website at http://www.cecoenviro.com/events-calendar or by dialing (888) 346-4547 (Toll-Free) within the U.S., (855) 669-9657 (Toll-Free) within Canada or Toll/International +1(412) 317-5251.

A replay of the conference call will be available on the Company's website at http://www.cecoenviro.com for seven days. The replay may be accessed by dialing (877) 344-7529 (Toll-Free) within the U.S., (855) 669-9658 (Toll-Free) within Canada, or Toll/International +1 (412) 317-0088 and entering access code 5313915.

ABOUT CECO ENVIRONMENTAL

CECO Environmental is a global leader in industrial air quality and water treatment, serving a diversified set of niche markets through an attractive asset-light business model. Providing innovative technology and application expertise, CECO helps companies grow their business with safe, clean, and more efficient solutions that help protect our shared environment. In regions around the world, CECO works to improve air quality, optimize the energy value chain, and provide custom engineered systems for applications including power generation, petrochemical processing, general industrial, refining, midstream oil & gas, electric vehicle production, poly silicon fabrication, battery recycling, and wastewater treatment along with a wide range of other applications. CECO is listed on Nasdaq under the ticker symbol "CECE". For more information, please visit www.cecoenviro.com.

Company Contact:

Matthew Eckl, Chief Financial Officer

(888) 990-6670

Investor Relations Contact:

Steven Hooser or Gary Guyton

Three Part Advisors, LLC

214-872-2710

investor.relations@onececo.com

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Exhibit 99.1

CECO ENVIRONMENTAL CORP. AND SUBSIDIARIES

CONDENSED CONSOLIDATED BALANCE SHEETS

(dollars in thousands, except per share data)	(unaudited) March 31, 2022	December 31, 2021
ASSETS
Current assets:
Cash and cash equivalents	$28,382	$29,902
Restricted cash	1,918	2,093
Accounts receivable, net	95,440	74,991
Costs and estimated earnings in excess of billings on uncompleted contracts	49,567	51,429
Inventories, net	22,080	17,052
Prepaid expenses and other current assets	13,323	10,760
Prepaid income taxes	1,128	2,784
Total current assets	211,838	189,011
Property, plant and equipment, net	16,219	15,948
Right-of-use assets from operating leases	11,660	10,893
Goodwill	181,599	161,183
Intangible assets – finite life, net	24,281	25,841
Intangible assets – indefinite life	9,573	9,629
Deferred income taxes	505	505
Deferred charges and other assets	2,718	3,187
Total assets	$458,393	$416,197
LIABILITIES AND SHAREHOLDERS’ EQUITY
Current liabilities:
Current portion of debt	$3,303	$2,203
Accounts payable and accrued expenses	91,369	84,081
Billings in excess of costs and estimated earnings on uncompleted contracts	36,308	28,908
Income taxes payable	1,610	1,493
Total current liabilities	132,590	116,685
Other liabilities	13,883	14,826
Debt, less current portion	81,401	61,577
Deferred income tax liability, net	8,025	8,390
Operating lease liabilities	9,272	8,762
Total liabilities	245,171	210,240
Commitments and contingencies
Shareholders’ equity:
Preferred stock, $.01 par value; 10,000 shares authorized, none issued	—	—
Common stock, $.01 par value; 100,000,000 shares authorized, 35,076,119 and 35,028,197 shares issued and outstanding at March 31, 2022 and December 31, 2021, respectively	350	350
Capital in excess of par value	253,875	252,989
Accumulated loss	(33,923)	(36,715)
Accumulated other comprehensive loss	(12,601)	(12,070)
Total CECO shareholders' equity	207,701	204,554
Noncontrolling interest	5,521	1,403
Total shareholders' equity	213,222	205,957
Total liabilities and shareholders' equity	$458,393	$416,197

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Exhibit 99.1

CECO ENVIRONMENTAL CORP. AND SUBSIDIARIES

CONDENSED CONSOLIDATED STATEMENTS OF INCOME

(unaudited)

	Three months ended March 31,
(dollars in thousands, except per share data)	2022	2021
Net sales	$92,436	$71,892
Cost of sales	66,008	47,485
Gross profit	26,428	24,407
Selling and administrative expenses	18,652	19,454
Amortization and earnout expenses	1,452	1,791
Restructuring expenses	73	—
Acquisition and integration expenses	1,049	108
Income from operations	5,202	3,054
Other income (expense), net	(458)	(480)
Interest expense	(822)	(725)
Income before income taxes	3,922	1,849
Income tax expense	1,112	551
Net income	2,810	1,298
Noncontrolling interest	(18)	(117)
Net income attributable to CECO Environmental Corp.	$2,792	$1,181
Earnings per share:
Basic	$0.08	$0.03
Diluted	$0.08	$0.03
Weighted average number of common shares outstanding:
Basic	35,051,034	35,396,705
Diluted	35,199,201	35,774,208

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Exhibit 99.1

CECO ENVIRONMENTAL CORP. AND SUBSIDIARIES

RECONCILIATION OF GAAP TO NON-GAAP MEASURES

	Three months ended March 31,
(dollars in millions)	2022	2021
Operating income as reported in accordance with GAAP	$5.2	$3.1
Operating margin in accordance with GAAP	5.6%	4.3%
Amortization and earnout expenses	1.5	1.8
Restructuring expenses	0.1	—
Acquisition and integration expenses	1.0	0.1
Non-GAAP operating income	$7.8	$5.0
Non-GAAP operating margin	8.4%	7.0%

	Three months ended March 31,
(dollars in millions)	2022	2021
Net income as reported in accordance with GAAP	$2.8	$1.2
Amortization and earnout expenses	1.5	1.8
Restructuring expenses	0.1	—
Acquisition and integration expenses	1.0	0.1
Foreign currency remeasurement	0.3	0.6
Tax benefit of adjustments	(0.7)	(0.6)
Non-GAAP net income	$5.0	$3.1
Depreciation	0.8	0.8
Non-cash stock compensation	0.9	0.7
Other (income) expense	0.2	(0.1)
Interest expense	0.8	0.7
Income tax expense	1.8	1.2
Adjusted EBITDA	$9.5	$6.4

Earnings per share:
Basic	$0.08	$0.03
Diluted	$0.08	$0.03

Non-GAAP net income per share:
Basic	$0.14	$0.09
Diluted	$0.14	$0.09

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Exhibit 99.1

NOTE REGARDING NON-GAAP FINANCIAL MEASURES

CECO is providing certain non-GAAP historical financial measures as presented above as we believe that these figures are helpful in allowing individuals to better assess the ongoing nature of CECO’s core operations. A "non-GAAP financial measure" is a numerical measure of a company's historical financial performance that excludes amounts that are included in the most directly comparable measure calculated and presented in accordance with GAAP.

Non-GAAP operating income, non-GAAP net income, non-GAAP operating margin, non-GAAP earnings per basic and diluted share and adjusted EBITDA, as we present them in the financial data included in this press release, have been adjusted to exclude the effects of amortization expenses for acquisition related intangible assets, contingent retention and earnout expenses, restructuring expenses primarily relating to severance and legal expenses, acquisition and integration expenses which include retention, legal, accounting, banking, and other expenses, foreign currency remeasurement and other nonrecurring or infrequent items and the associated tax benefit of these items. Management believes that these items are not necessarily indicative of the Company’s ongoing operations and their exclusion provides individuals with additional information to compare the Company's results over multiple periods. Management utilizes this information to evaluate its ongoing financial performance. Our financial statements may continue to be affected by items similar to those excluded in the non-GAAP adjustments described above, and exclusion of these items from our non-GAAP financial measures should not be construed as an inference that all such costs are unusual or infrequent.

Non-GAAP operating income, non-GAAP net income, non-GAAP operating margin, non-GAAP earnings per basic and diluted share and adjusted EBITDA are not calculated in accordance with GAAP, and should be considered supplemental to, and not as a substitute for, or superior to, financial measures calculated in accordance with GAAP. Non-GAAP financial measures have limitations in that they do not reflect all of the costs associated with the operations of our business as determined in accordance with GAAP. As a result, you should not consider these measures in isolation or as a substitute for analysis of CECO’s results as reported under GAAP. Additionally, CECO cautions investors that non-GAAP financial measures used by the Company may not be comparable to similarly titled measures of other companies.

In accordance with the requirements of Regulation G issued by the Securities and Exchange Commission, non-GAAP operating income, non-GAAP net income, non-GAAP operating margin, non-GAAP earnings per basic and diluted share and adjusted EBITDA stated in the tables above are reconciled to the most directly comparable GAAP financial measures.

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Exhibit 99.1

SAFE HARBOR

Any statements contained in this Press Release, other than statements of historical fact, including statements about management’s beliefs and expectations, are forward-looking statements within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934, both as amended, and should be evaluated as such. These statements are made on the basis of management’s views and assumptions regarding future events and business performance. We use words such as “believe,” “expect,” “anticipate,” “intends,” “estimate,” “forecast,” “project,” “will,” “plan,” “should” and similar expressions to identify forward-looking statements. Forward-looking statements involve risks and uncertainties that may cause actual results to differ materially from any future results, performance or achievements expressed or implied by such statements. Potential risks and uncertainties, among others, that could cause actual results to differ materially are discussed under “Part I – Item 1A. Risk Factors” of the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2021, and include, but are not limited to: the sensitivity of our business to economic and financial market conditions generally and economic conditions in CECO’s service areas; dependence on fixed price contracts and the risks associated therewith, including actual costs exceeding estimates and method of accounting for revenue; the effect of growth on CECO’s infrastructure, resources, and existing sales; the ability to expand operations in both new and existing markets; the potential for contract delay or cancellation as a result of on-going or worsening supply chain challenges; liabilities arising from faulty services or products that could result in significant professional or product liability, warranty, or other claims; changes in or developments with respect to any litigation or investigation; failure to meet timely completion or performance standards that could result in higher cost and reduced profits or, in some cases, losses on projects; the potential for fluctuations in prices for manufactured components and raw materials, including as a result of tariffs and surcharges; the substantial amount of debt incurred in connection with our strategic transactions and our ability to repay or refinance it or incur additional debt in the future; the impact of federal, state or local government regulations; our ability to repurchase shares of our common stock and the amounts and timing of repurchases, if any; economic and political conditions generally; our ability to successfully realize the expected benefits of our restructuring program; our ability to successfully integrate acquired businesses and realize the synergies from strategic transactions; and unpredictability and severity of catastrophic events, including cyber security threats, acts of terrorism or outbreak of war or hostilities or public health crises, such as uncertainties regarding the extent and duration of impacts of matters associated with the novel coronavirus (“COVID-19”), as well as management’s response to any of the aforementioned factors. Many of these risks are beyond management’s ability to control or predict. Should one or more of these risks or uncertainties materialize, or should the assumptions prove incorrect, actual results may vary in material aspects from those currently anticipated. Investors are cautioned not to place undue reliance on such forward-looking statements as they speak only to our views as of the date the statement is made. Furthermore, forward-looking statements speak only as of the date they are made. Except as required under the federal securities laws or the rules and regulations of the Securities and Exchange Commission, we undertake no obligation to update or review any forward-looking statements, whether as a result of new information, future events or otherwise.

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